UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 2, 2012 (June 29, 2012)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2012, the Board of Directors of Brookdale Senior Living Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws, effective June 29, 2012, to add a new Section 7 to Article III to permit the Board of Directors (the “Board”) to elect or appoint a Non-Executive Chairman of the Board.  The Board also amended Sections 1 and 5 of Article VIII of the Amended and Restated Bylaws to permit the Board to elect or appoint an Executive Chairman of the Board.  Previously, the Amended and Restated Bylaws did not distinguish between an Executive Chairman of the Board and a Non-Executive Chairman of the Board.  In connection with the approval of the foregoing amendments, the Board also approved certain other conforming and clarifying amendments to Sections 4, 8 and 9 of Article II and Section 6 of Article VIII of the Amended and Restated Bylaws.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company (as amended), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01                  Regulation FD Disclosure.

On July 2, 2012, the Company issued a press release announcing the appointment of Jeffrey R. Leeds as Non-Executive Chairman of the Board of Directors of the Company.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference in its entirety.

The information furnished pursuant to this item (including Exhibit 99.1 hereto) shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered “filed” or incorporated by reference therein.

Section 9 — Financial Statements and Exhibits

Item 9.01                  Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of the Company, as amended June 29, 2012

99.1	Press Release dated July 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	July 2, 2012	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of the Company, as amended June 29, 2012.

99.1	Press Release dated July 2, 2012.